DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
                    DREYFUS STRATEGIC MUNICIPALS, INC.
                NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS
To the Stockholders:

         The Annual Meeting of Stockholders of each of Dreyfus Strategic Municipal Bond Fund, Inc. and Dreyfus Strategic Municipals, Inc. (each, a "Fund" and, collectively, the "Funds") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Friday, April 18, 1997 at 10:00 a.m., for the following purposes:

         1. To elect Class Directors to serve for a specified term and until their successors are duly elected and qualified.
         2.  To ratify the selection of the Fund's independent auditors.
         3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.
         Stockholders of record at the close of business on February 21, 1997 will be entitled to receive notice of and to vote at the meeting.

                                        By Order of the Board of Directors
                                        John E. Pelletier
                                        Secretary

New York, New York
March 5, 1997
______________________________________________________________________________

                    WE NEED YOUR PROXY VOTE IMMEDIATELY
    A STOCKHOLDER MAY THINK HIS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF EACH FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND(S) TO HOLD THE MEETING(S) AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.
______________________________________________________________________________
               DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
                  DREYFUS STRATEGIC MUNICIPALS, INC.
                      COMBINED PROXY STATEMENT
                   ANNUAL MEETING OF STOCKHOLDERS
                TO BE HELD ON FRIDAY, APRIL 18, 1997
         This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of each of Dreyfus Strategic Municipal Bond Fund, Inc. and Dreyfus Strategic Municipals, Inc. (each, a "Fund" and, collectively, the "Funds") to be used at the Annual Meeting of Stockholders of each Fund to be held on Friday, April 18, 1997 at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New
York, New York, for the purposes set forth in the accompanying Notice of Annual Meetings of Stockholders. Stockholders of record at the close of business on February 21, 1997 are entitled to be present and to vote at the meeting. Each Fund share is entitled to one vote. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the relevant Fund's meeting. In addition, any stockholder who attends a meeting in person may vote by ballot at the relevant Fund meeting, thereby canceling any proxy previously given. As of February 21, 1997, your Fund had outstanding the number of shares indicated on Exhibit A.
         It is estimated that proxy materials will be mailed to stockholders of record on or about March 12, 1997. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144 OR BY CALLING TOLL-FREE 1-800-334-6899.
         Stockholders of each Fund will vote as a single class and will vote separately on each proposal on which stockholders of that Fund are entitled to vote. If a proposal is approved by stockholders of one Fund and disapproved by stockholders of the other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for the Fund that did not approve the proposal. Therefore, it is essential that stockholders who own shares in each Fund complete, date, sign and return each proxy card they receive.
                  PROPOSAL 1.  ELECTION OF DIRECTORS
         Each Fund's Board of Directors is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of the individuals listed below (the "Nominees") as Directors of the indicated class of such Fund. With respect to Dreyfus Strategic Municipal Bond Fund, Inc. ("DSMB"), Messrs. Carter, DiMartino and Leone, who have been Directors of DSMB since 1989, 1995 and 1989, respectively, are to be elected as Class I Directors to serve for a three-year term. With respect to Dreyfus Strategic Municipals, Inc. ("DSM"), Messrs. Burke, Mautner and Zuccotti, who have been Directors of DSM since
1994, 1987 and 1987, respectively, are to be elected as Class III Directors to serve for a three-year term. Messrs. Carter, DiMartino and Leone also are continuing Class I Directors of DSM and Messrs. Burke, Mautner and Zuccotti also are continuing Class III Directors of DSMB. Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Director of the indicated Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund's other continuing Directors and other relevant information is set forth on Exhibit
A.

NAME, PRINCIPAL OCCUPATION AND
BUSINESS EXPERIENCE FOR PAST FIVE YEARS                                                                         AGE
*DAVID W. BURKE  -- CLASS III DIRECTOR OF DSM ONLY                                                              60
        Chairman of the Broadcasting Board of Governors, an independent board within the United States Information Agency, since August 1995. From
        August 1994 to December 1994, he was a consultant to The Dreyfus
        Corporation ("Dreyfus"), each Fund's investment adviser, and from
        October 1990 to August 1994, he was Vice President and Chief
        Administrative Officer of Dreyfus. From 1977 to 1990, Mr. Burke was
        involved in the management of national television news, as Vice
        President and Executive Vice President of ABC News, and subsequently as President of CBS News. His address is Box 654, Eastham,
        Massachusetts 02642.
HODDING CARTER, III -- CLASS I DIRECTOR OF DSMB ONLY                                                            61
        Chairman of MainStreet, a television production company. Since 1995,
        Knight Professor of Public Affairs Journalism at the University of
        Maryland.  From 1985 to 1986, he was editor and chief correspondent of
        "Capitol Journal," a weekly Public Broadcasting System ("PBS") series on Congress. From 1981 to 1984, he was anchorman and chief correspondent for PBS' "Inside Story," a regularly scheduled half-hour critique of press performance. From 1977 to July 1, 1980, Mr. Carter served as Assistant Secretary of State for Public Affairs and as
        Department of State spokesman. His address is c/o MainStreet, 918
        Sixteenth Street, N.W., Washington, D.C. 20006.
*JOSEPH S. DIMARTINO -- CLASS I DIRECTOR OF DSMB ONLY                                                           53
        CHAIRMAN OF THE BOARD Since January 1995, Chairman of the Board of
        various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company;
        and a director of The Muscular Dystrophy Association, HealthPlan
        Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads and buttons, Curtis Industries,
        Inc., a national distributor of security products, chemicals and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of Dreyfus and
        Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 until December
        31, 1994, he was a director of Mellon Bank Corporation. His address is
        200 Park Avenue, New York, New York 10166.
___________________
* "Interested person" as defined in the Investment Company Act of 1940, as amended (the "Act").
NAME, PRINCIPAL OCCUPATION AND
BUSINESS EXPERIENCE FOR PAST FIVE YEARS                                                                         AGE
RICHARD C. LEONE -- CLASS I DIRECTOR DSMB ONLY                                                                  56
         President of The Twentieth Century Fund, Inc., a tax exempt research foundation engaged in the studies of economic, foreign policy and domestic issues. From April 1990 to March 1994, Chairman, and from
         April 1988 to March 1994, a Commissioner of The Port Authority of New
         York and New Jersey. A member in 1985, and from January 1986 to
         January 1989, Managing Director of Dillon, Read & Co. Inc. Mr. Leone
         is also a director of Resource Mortgage Capital, Inc.  His address is
         41 East 70th Street, New York, New York 10021.
HANS C. MAUTNER -- CLASS III DIRECTOR OF DSM ONLY                                                                59
        Chairman, Trustee and Chief Executive Officer of Corporate Property
        Investors, a real estate investment company. Since January 1986, a
        Director of Julius Baer Investment Management, Inc., a wholly-owned subsidiary of Julius Baer Securities, Inc. His address is 305 East 47th
        Street, New York, New York 10017.
JOHN E. ZUCCOTTI -- CLASS III DIRECTOR OF DSM ONLY                                                               59
        President and Chief Executive Officer of Olympia & York Companies
        (U.S.A.) and a member of its Board of Directors since the inception of a Board on July 27, 1993. From 1986 to 1990, he was a partner in the law firm of Brown & Wood, and from 1978 to 1986, a partner in the law firm of Tufo & Zuccotti.  First Deputy Mayor of the City of New York
        from December 1975 to June 1977, and Chairman of the City Planning
        Commission for the City of New York from 1973 to 1975. Mr. Zuccotti is also a Director of Empire Blue Cross & Blue Shield, Catellus
        Development Corporation, a real estate development corporation, and
        Starrett Housing Corporation, a construction, development and management of real estate properties corporation. His address is 237
        Park Avenue, New York, New York 10017.

         The election of a Nominee requires the affirmative vote of a plurality of the votes cast at the meeting. The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the proxy holders reser ve the right to substitute another person or persons of their choice as nominee or nominees.
         Each Fund has an audit committee comprised of its Directors who are not "interested persons" of the Fund, the function of which is to routinely review financial statements and other audit-related matters as they arise throughout the year. Neither Fund has a standing nominating or compensation committee or any committee performing similar functions. As of January 31, 1997, Mr. Leone owned 2,800 shares of DSM's Common Stock constituting less than 1% of such Fund's outstanding shares. As of such date, no other Nominee, Director or officer owned any shares of either Fund's Common Stock outstanding.
         The Funds typically pay Directors an annual retainer and a per meeting fee ($2,500/$500 for DSMB and $4,500/$500 for DSM) and reimburse them for their expenses. The Chairman of the Board of Directors of each Fund receives an additional 25% in annual retainer and per meeting fees. For each Fund's most recent fiscal year, the number of Board meetings that were held, the schedule of fees payable by the Fund to continuing Directors who are not Nominees and the aggregate amount of compensation received by each such Director from the Fund and all other funds in the Dreyfus Family of Funds for which such person is a Board member are set forth on Exhibit A. The Funds do not pay any other remuneration to their officers and Directors and neither Fund has a bonus, pension, profit-sharing or retirement plan.
         The compensation paid to each Nominee for the fiscal year ended November 30, 1996 for DSMB and September 30, 1996 for DSM and the aggregate amount of compensation paid to each such Nominee during calendar year 1996 by all other funds in the Dreyfus Family of Funds for which such Nominee is a Board member (the number of which is set forth in parenthesis next to each nominee's total compensation) were as follows:











                                                                                                     TOTAL
                                                                                                  COMPENSATION
                                                                                                  FROM FUND AND
                                                            AGGREGATE                             FUND COMPLEX
          NAME OF                                          COMPENSATION                             PAID TO
      NOMINEE AND FUND                                    FROM EACH FUND*                       ----NOMINEE---
David W. Burke                                                                                  232,699  (52)
         DSMB                                                 5,000
         DSM                                                  7,000
Hodding Carter, III                                                                               39,325  (7)
         DSMB                                                 5,000
         DSM                                                  7,000
Joseph S. DiMartino                                                                             517,075  (94)
         DSMB                                                 6,250
         DSM                                                  8,750
Richard C. Leone                                                                                  38,825  (7)
         DSMB                                                 4,500
         DSM                                                  7,000
Hans C. Mautner                                                                                   36,325  (7)
         DSMB                                                 4,500
         DSM                                                  7,000
John E. Zuccotti                                                                                  39,325  (7)
         DSMB                                                 4,500
         DSM                                                  7,000
__________________
*  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $961 for both Funds for all Directors as a group.

PROPOSAL 2.  RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
         The Act requires that each Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the Act) of the Fund; that such selection be submitted for ratification or rejection at the Annual Meeting of Stockholders; and that the employment of such independent auditors be conditioned on the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. Each Fund's Board, including a majority of its Directors who are not "interested persons" of such Fund, approved the selection of Ernst & Young LLP (the "Auditors") for such Fund's current fiscal year at a Board meeting held on January 13, 1997.
         The selection by the Directors of the Auditors as independent auditors for the current fiscal year is submitted to the stockholders for ratification. Apart from its fees as independent auditors and certain consulting fees, neither the Auditors nor any of its partners has a direct, or material indirect, financial interest in either Fund or Dreyfus.
         The Auditors, a major international independent accounting firm, have been the auditors of each Fund since its inception. Each Fund's Board of Directors believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Fund's best interests.
         A representative of the Auditors is expected to be present at the meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions.
EACH FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF THE AUDITORS AS INDEPENDENT AUDITORS OF THE FUND.
ADDITIONAL INFORMATION
         Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's investment adviser.
         To each Fund's knowledge, no stockholder beneficially owned 5% or more of its shares outstanding as of February 21, 1997.
                              OTHER MATTERS
         If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereb y will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business.
         Neither Fund's Board of Directors is aware of any other matters which may come before the meeting. However, should any such matters with respect to one or both Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.
         Each Fund will bear its pro rata share of the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and each Fund may pay persons holding shares of a Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.
         Proposals that stockholders wish to include in either Fund's proxy statement for such Fund's next Annual Meeting of Stockholders must be sent in writing and received by the Fund no later than October 31, 1997 at the principal executive offices of the Fund at 200 Park Avenue, New York, New
York 10166, Attention: General Counsel.

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
         Please advise, as appropriate, Dreyfus Strategic Municipals, Inc., in care of The Bank of New York, Proxy Department, 101 Barclay Street, New York, NY 10203, or Dreyfus Strategic Municipal Bond Fund, Inc., in care of Bank of Boston, Shareholder Services Division, Proxy Department, P.O. Box 17191/M/S: 45-01-02, Boston, MA 02105, whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.
Dated: March 5, 1997

                                 EXHIBIT A
                                  PART I
         Part I sets forth information relevant to the continuing Directors and number of shares outstanding for each Fund:

BOARD MEMBERS
NAME, PRINCIPAL OCCUPATION                                                                                        YEAR
AND BUSINESS EXPERIENCE FOR                                                                DIRECTOR               TERM
PAST FIVE YEARS                                                            AGE              SINCE               EXPIRES
-------------------------------                                           ----         -------------           ---------
EHUD HOUMINER                                                             56            DSMB-1994              1998
         Since July 1991, Professor and Executive-in-Residence                          DSM-1994               1999
         at the Columbia Business School, Columbia University. From
         1991 to 1995, he was a consultant to Bear, Stearns & Co.
         Inc., investment bankers. He was President and Chief
         Executive Officer of Philip Morris USA, manufacturers of
         consumer products, from December 1988 until September 1990.
         He also is a director of Avnet Inc. His address is c/o
         Columbia Business School, Columbia University, Uris Hall,
         Room 526, New York, New York 10027.

ROBIN A. SMITH                                                            33            DSMB-1995              1998
         Since 1993, Vice President, and from March 1992 to                             DSM-1995               1999
         October 1993, Executive Director of One-to-One Partnership,
         Inc., a national non-profit organization that seeks to promote mentoring and economic empowerment for at-risk youths. From
         June 1986 to February 1992, she was an investment banker with
         Goldman, Sachs & Co. She is also a Trustee of Westover School and a Board member of the Jacob A. Riis Settlement House and the High/Scope Educational Research Foundation. Her address is
         399 Park Avenue, 17th Floor, New York, New York 10022.

PERTAINING TO THE BOARD OF EACH FUND
                     * Number of Board and committee meetings held during the last fiscal year: DSMB-6 and DSM-7
                     * Directors, if any, attending fewer than 75% of all Board and committee meetings, as applicable, held in the last fiscal year during the period the Director was in office: DSMB-Hans C. Mautner.
                     *  Rate at which Directors are paid :

         NAME OF FUND                                                      ANNUAL RETAINER/PER MEETING FEE
         DSMB                                                                            $2,500/$500
         DSM                                                                             $4,500/$500

*Compensation Table for the last fiscal year with respect to each Fund and for calendar year 1996 with respect to all funds in the Dreyfus family of Funds for which such continuing Director is a Board member (the number of which is set forth in parenthesis next to such Director's total compensation):

                                                                                                     (3)
                                                                                                     TOTAL
                                                                                                  COMPENSATION
                                                                (2)                               FROM FUND AND
        (1)                                                  AGGREGATE                            FUND COMPLEX
  NAME OF CONTINUING                                        COMPENSATION                             PAID TO
  DIRECTOR AND FUND---                                     FROM EACH FUND*                      CONTINUING DIRECTOR
___________________________________________________________________________________________________________________
Ehud Houminer                                                                                      48,769  (8)
         DSMB                                                  5,000
         DSM                                                   7,000
Robin A. Smith                                                                                     39,325  (7)
         DSMB                                                  5,000
         DSM                                                   6,500
________________
*Amount does not include reimbursed expenses for attending Board meetings, which amounted to $961 for  both Funds for all Directors as a group.


       SHARES OUTSTANDING AS OF FEBRUARY 21, 1997
                           DSM: 56,867,456
                          DSMB: 46,270,876.883

PART II

         Part II sets forth information relevant to the executive officers of each Fund:


NAME AND POSITION                                                             PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS                                              AGE                   EXPERIENCE FOR PAST FIVE YEARS
---------------------                                  ------                 ----------------------------------------
MARIE E. CONNOLLY
President and Treasurer                                  39                   President, Chief Executive Officer and a Director
                                                                              of Premier Mutual Fund Services, Inc. ("Premier"),
                                                                              a distributor of mutual funds, and an officer of
                                                                              other investment companies advised or administered
                                                                              by Dreyfus. From December 1991 to July 1994, she
                                                                              was President and Chief Compliance Officer of Funds
                                                                              Distributor, Inc., the ultimate parent of which is
                                                                              Boston Institutional Group.
JOHN E. PELLETIER
Vice President and Secretary                             32                   Senior Vice President and General Counsel of
                                                                              Premier and an officer of other investment
                                                                              companies advised or administered by Dreyfus. From
                                                                              February 1992 to July 1994, he served as Counsel
                                                                              for The Boston Company Advisors, Inc.
DOUGLAS C. CONROY
Vice President and Assistant Secretary                   27                   Supervisor of Treasury Services and Administration
                                                                              of Funds Distributor, Inc. and an officer of other
                                                                              investment companies advised or administered by
                                                                              Dreyfus. From April 1993 to January 1995, he was a
                                                                              Senior Fund Accountant for Investors Bank and Trust
                                                                              Company. From December 1991 to March 1993, he was
                                                                              employed as a Fund Accountant at The Boston
                                                                              Company, Inc.
MARK A. KARPE
Vice President and Assistant Secretary                   27                   Senior Paralegal of Premier and an officer of other
                                                                              investment companies advised or administered by
                                                                              Dreyfus.  Prior to September 1993, he was employed
                                                                              as an Associate Examiner in the Enforcement
                                                                              Department of the National Association of
                                                                              Securities Dealers, Inc.
ELIZABETH A. KEELEY
Vice President and Assistant Secretary                   27                   Assistant Vice President of Premier and an officer
                                                                              of other investment companies advised or
                                                                              administered by Dreyfus.

NAME AND POSITION                                                             PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS                                              AGE                   EXPERIENCE FOR PAST FIVE YEARS
---------------------                                  ------                 ----------------------------------------
JOSEPH S. TOWER, III
Vice President and Assistant Treasurer                   34                   Senior Vice President, Treasurer and Chief
                                                                              Financial Officer of Premier and an officer of
                                                                              other investment companies advised or administered
                                                                              by Dreyfus. From July 1988 to August 1994, he was
                                                                              employed by The Boston Company, Inc. where he held
                                                                              various management positions in the Corporate
                                                                              Finance and Treasury areas.
MARY A. NELSON
Vice President and Assistant Treasurer                   32                   Vice President and Manager of Treasury Services and
                                                                              Administration of Funds Distributor, Inc. and an
                                                                              officer of other investment companies advised or
                                                                              administered by Dreyfus. From September 1989 to
                                                                              July 1994, she was an Assistant Vice President and
                                                                              Client Manager for The Boston Company, Inc.
MICHAEL S. PETRUCELLI
Vice President and Assistant Treasurer                   35                   Director of Strategic Client Initiatives for Funds
                                                                              Distributor, Inc. From December, 1989 through
                                                                              November 1996, he was employed with GE Investments
                                                                              where he held various financial, business
                                                                              development and compliance positions. He also
                                                                              served as Treasurer of GE Funds and as Director of
                                                                              the GE Investment Services.

         The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

       The undersigned stockholder(s) of Dreyfus Strategic Municipal Bond Fund, Inc. hereby appoints Robert R. Mullery and Michael A. Rosenberg, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of Dreyfus Strategic Municipal Bond Fund, Inc. standing in the name of the undersigned at the close of business on February 21, 1997 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, April 18, 1997, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SEE REVERSE SIDE
 /  X  /       Please mark votes as in this example

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

1. Election of Directors.

Class I Nominees: Hodding Carter III, Joseph S. DiMartino, Richard C. Leone

         FOR                                    WITHHOLD
         ALL                                 AUTHORITY FOR
       NOMINEES                               ALL NOMINEES

        /     /                            /     /




        /     /

For All Nominees except for those whose name(s) I have written above.

2. To ratify the selection of the Fund's independent auditors.

         FOR                    AGAINST                           ABSTAIN

        /     /                /     /                            /     /

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     /     /

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by an attorney, executor, administrator, trustee or guardian, please give full title.

Signature:                               Date

Signature:                               Date


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                  IMPORTANT

PLEASE ACT PROMPTLY
SIGN, DATE AND MAIL YOUR PROXY CARD(S) TODAY.

No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the Fund the expense of another solicitation for proxies required to achieve a quorum.

Please note, that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all your votes to be counted.

Thank you for your interest in the Fund.
DREYFUS STRATEGIC MUNICIPALS, INC.

       The undersigned stockholder(s) of Dreyfus Strategic Municipals, Inc. hereby appoints Robert R. Mullery and Michael A. Rosenberg, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of Dreyfus Strategic Municipals, Inc. standing in the name of the undersigned at the close of business on February 21, 1997 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, April 18, 1997, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

                      (Continued and to be dated signed on reverse side.)

 1. Election of Directors.

                                 WITHHOLD
       FOR all                   AUTHORITY
       nominees                  to vote for
         listed                  all nominees
         below                   listed below                   EXCEPTIONS

       /      /                   /      /                       /      /

Nominees are: Class III - David W. Burke, Hans C. Mautner, John E. Zuccotti

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

Exceptions

2. To ratify the selection of the Fund's independent auditors.

         FOR                   AGAINST                    ABSTAIN

        /      /             /      /                    /      /

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

              CHANGE OF ADDRESS OR COMMENTS MARK HERE    /      /


THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:                                  , 1997




                     Signature(s)

(Please sign, date and return this proxy in the enclosed postage prepaid envelope.)

VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.                      / X /

                                IMPORTANT

PLEASE ACT PROMPTLY
SIGN, DATE AND MAIL YOUR PROXY CARD(S) TODAY.

No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the Fund the expense of another solicitation for proxies required to achieve a quorum.

Please note, that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all your votes to be counted.

Thank you for your interest in the Fund.